UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2023

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1051 E. Cary Street Suite 601

James Center Three

Richmond, VA, 23219

(Address of principal executive offices)

(804) 344-4435

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR
8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	Nasdaq Capital Market	MDRRP

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 18, 2023, Medalist Diversified REIT, Inc. (the “Company”) issued a press release announcing the Reverse Stock Split (as defined below) and providing an update on the Company’s strategic review process. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

Reverse Stock Split

On April 18, 2023, the Company announced that its Board of Directors approved a reverse stock split of shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), and the outstanding common units (“Common Units”) of its operating partnership, Medalist Diversified Holdings, L.P. (the “Operating Partnership”), at a ratio of one share for every eight shares presently owned (the “Reverse Stock Split”). The Reverse Stock Split is expected to take effect at approximately 5:00 p.m. Eastern Time on May 3, 2023 (the “Effective Time”). Every eight shares of Common Stock outstanding at that time will automatically be converted into one share of Common Stock and likewise corresponding adjustments will be made to each outstanding Common Unit of the Operating Partnership. At the market open on May 4, 2023, the Common Stock is expected to begin trading on a split-adjusted basis and to be assigned a new CUSIP number.

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, each stockholder that otherwise would receive fractional shares will be entitled to receive, in lieu of such fractional shares, cash in an amount equal to the applicable fraction multiplied by the closing price of the Common Stock on The Nasdaq Capital Market on May 3, 2023 (as adjusted for the Reverse Stock Split). The Reverse Stock Split will apply to all of the Company’s outstanding shares of Common Stock as of the Effective Time and therefore will not affect the relative percentage of shares owned by any particular stockholder, except for de minimis changes as a result of the elimination of fractional shares. The Reverse Stock Split will also not affect the relative voting or other rights that accompany the shares of Common Stock except to the extent that it results in a stockholder receiving cash in lieu of fractional shares.

Stockholders of record will receive information from VStock Transfer LLC, the Company’s transfer agent, regarding their stock ownership following the Reverse Stock Split and, if applicable, payments of cash in lieu of fractional shares. Stockholders who hold their shares in brokerage accounts or in “street name” are not required to take any action in connection with the Reverse Stock Split.

As a result of the Reverse Stock Split, the number of outstanding shares of Common Stock will be reduced from approximately 17.8 million shares outstanding as of April 17, 2023 to approximately 2.2 million shares giving effect to the Reverse Stock Split.

The Reverse Stock Split is intended to help the Company regain compliance with The Nasdaq Stock Market LLC’s (“Nasdaq”) Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”), as previously disclosed on a Current Report on Form 8-K filed on January 11, 2023. If at any time before July 10, 2023, the closing bid price of the Common Stock is at least $1.00 per share for a minimum of 10 consecutive business days, Nasdaq will provide the Company with written confirmation of compliance. If compliance with the Minimum Bid Price Requirement cannot be demonstrated by July 10, 2023, the Staff will provide written notification that the Common Stock will be delisted. At that time, the Company may appeal the Staff’s determination to a Hearings Panel. Accordingly, there can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Requirement or maintain its listing on The Nasdaq Capital Market.

Risk Factors

The Company is including the below risk factor for the purpose of supplementing and updating the disclosure contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission on March 10, 2023.

The reverse stock split may decrease the liquidity of the shares of our common stock and could lead to a decrease in our overall market capitalization.

The liquidity of the shares of our common stock may be affected adversely by a reverse stock split proposed to be effected by the Company given the reduced number of shares of our common stock that will be outstanding following the reverse stock split, especially if the market price of our common stock does not increase as a result of the split.

The proposed reverse stock split, if effected, should have the effect of increasing the per share trading price of our common stock but there is no assurance that the trading price of our common stock after the reverse stock split will rise (or remain constant) in proportion to the reduction in the number of shares of common stock outstanding before the reverse stock split. The history of reverse stock splits for other companies is varied, particularly because some investors may view a reverse stock split negatively. We cannot predict the impact of the reverse stock split on the trading price of our common stock. Our total market capitalization after the reverse stock split, if completed, may be lower than our total market capitalization before the reverse stock split.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward looking statements are not historical and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate, “may,” “will,” “should” and “could” and include statements about the Reverse Stock Split and the impact, if any, of the Reverse Stock Split on the Company and the trading price of the Common Stock. Forward-looking statements are based upon the Company’s present expectations, but are not guarantees or assurances as to future developments or results. Factors that may cause actual developments or results to differ from those reflected in forward-looking statements include, without limitation, those included in the Company’s most recent Annual Report on Form 10-K and in the Company’s other filings with the SEC. Investors should not place undue reliance upon forward-looking statements. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes and new developments except as required by law or regulation.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated April 18, 2023
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: April 18, 2023	By:	/s/ Thomas E. Messier
Thomas E. Messier
Chief Executive Officer, Chairman of the Board, Treasurer and Secretary